Exhibit 99.1

EXPRESSJET ACCEPTS SKYWEST, INC. ACQUISITION PROPOSAL

HOUSTON, August 4, 2010 – ExpressJet Holdings, Inc. (NYSE: XJT), parent company of regional and charter airline operator, ExpressJet Airlines, Inc., today announced that it signed a definitive merger agreement with SkyWest, Inc. (Nasdaq: SKYW) whereby SkyWest, Inc. will acquire all of the outstanding common shares of ExpressJet for $6.75 per share in cash subject to the conditions of the definitive merger agreement. SkyWest, Inc. advised that its intention is that ExpressJet Airlines will be merged with its wholly-owned subsidiary, Atlantic Southeast Airlines following the closing of the transaction and receipt of all required regulatory approvals.

Regarding the acquisition, George Bravante, Chairman of the ExpressJet Board, stated, “We believe this transaction provides a significant premium over ExpressJet’s current market price for its stockholders and that the combined airline will be able to provide a stable, platform for growth for ExpressJet employees after this transaction closes.”

It is anticipated that the combined airline will maintain significant operational presence in each of the hubs ExpressJet currently serves, including Continental’s current hubs in Houston, Newark/New York and Cleveland, as well as hubs in Chicago O’Hare and Washington Dulles for United Airlines. In addition, it is expected that the vast majority of front-line employee positions will not be impacted by the acquisition.

The Boards of Directors of both companies unanimously approved the definitive merger agreement. The transaction is not subject to a financing condition, but is subject to approval by ExpressJet stockholders and to receipt of certain regulatory approvals and customary conditions. The transaction is currently expected to close during fourth quarter 2010.

Corporate Headquarters

It is anticipated that the combined airline will maintain an operational support structure in Houston, Texas, while corporate headquarters will be located in Atlanta, Georgia.

Customers

This transaction is not expected to result in material changes to operating schedules, destinations served or aircraft deployment of either airline. Customers of both carriers can continue to expect to receive the superior high-quality service to which they have become accustomed. It is anticipated that combined airline will continue to serve Continental’s current hubs in Houston, Newark/New York and Cleveland as well as hubs in Chicago O’Hare and Washington Dulles for United Airlines.

Investor and Media Call Information

ExpressJet will discuss the transaction as well as its second quarter 2010 results on Wednesday, August 11, 2010 at 10:00 a.m. EDT (9:00 a.m. CDT). A live webcast of the call will be available at www.expressjet.com. To access the conference call by phone, dial (866) 638-3022 approximately 10 minutes prior to the scheduled start time and ask to join the ExpressJet call. International callers should dial (630) 691-2765.

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Advisors

Upon receipt of the offer, ExpressJet engaged Goldman Sachs & Co., as its primary financial advisor, and Seabury Securities LLC, an investment banking and consulting firm, as well as Abrams & Bayliss LLP and Andrews Kurth LLP, as its legal advisors.

About ExpressJet

ExpressJet Holdings operates several divisions designed to leverage the management experience, efficiencies and economies of scale present in its subsidiaries, including ExpressJet Airlines, Inc. and ExpressJet Services, LLC. ExpressJet Airlines serves 135 scheduled destinations in North America and the Caribbean with approximately 1,400 departures per day. Operations include capacity purchase agreements for United and Continental as well as providing clients customized 50-seat charter options; and supplying third-party aviation and ground handling services. For more information, visit www.expressjet.com.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The transaction will be submitted to the stockholders of ExpressJet Holdings, Inc. (“XJT”) for their approval.

In connection with the transaction, XJT will file a proxy statement with the Securities and Exchange Commission (“SEC”). A definitive proxy statement will also be mailed to stockholders of XJT. XJT and SkyWest, Inc. (“SKYW”) also plan to file other documents with the SEC regarding the transaction.

INVESTORS AND SECURITY HOLDERS OF EXPRESSJET ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT XJT AND THE TRANSACTION.

Investors and stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about XJT and SKYW, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by XJT will be available free of charge on XJT’s website at www.expressjet.com under the tab “Investors” or by contacting XJT’s Investor Relations Department at (832) 353-1409. Copies of the documents filed with the SEC by SKYW will be available free of charge on SKYW’s website at www.skywest.com under the tab “Invest” or by contacting SKYW’s Investor Relations Department at (435) 634-3203. None of the information included on any web site maintained by XJT, SKYW or any of their affiliates, or any other Internet web site linked to any such web site, is incorporated by reference in or otherwise made a part of this press release.

XJT, SKYW and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of XJT in connection with the transaction. Information about the directors and executive officers of XJT is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 2, 2010. Information about the directors and executive officers of SKYW is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on March 12, 2010. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, in the transaction will be contained in the proxy statement and other relevant materials to be filed with the SEC.

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Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect XJT’s and SKYW’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, XJT’s and SKYW’s expectations with respect to the synergies, costs and other anticipated financial impacts of the transaction; future financial and operating results of the combined company; the combined company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the transaction by stockholders and by governmental regulatory authorities; the satisfaction of the closing conditions to the transaction; and the timing of the completion of the transaction. No assurance can be given that the transaction will be completed or that completion will not be delayed.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of XJT and SKYW and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (1) the possibility that the transaction is delayed or does not close, including due to the failure to receive required stockholder or regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure of other closing conditions, and (2) the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, because of, among other things, the progress of the merger between Continental Airlines, Inc. and United Air Lines, Inc., global economic conditions, competitive actions taken by other airlines, terrorist attacks, natural disasters, difficulties in integrating the two airlines, the willingness of customers to travel by air, actions taken or conditions imposed by the U.S. and foreign governments or other regulatory matters, excessive taxation, further industry consolidation and changes in airlines alliances, the availability and cost of insurance and public health threats.

XJT and SKYW caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in XJT’s and SKYW’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. All subsequent written and oral forward-looking statements concerning XJT, SKYW, the transaction or other matters and attributable to XJT, SKYW or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Neither XJT nor SKYW undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

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